                                                                  Exhibit 24.1

                             POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrance R. Dolan and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


          Signature                      Title                           Date
          ---------                      -----                           ----
/s/ John F. Grundhofer         Chairman, President, Chief      --------------, 1999
-------------------------      Executive Officer and
John F. Grundhofer             Director (principal executive
                               officer)

-------------------------      Executive Vice President and    --------------, 1999
Susan E. Lester                Chief Financial Officer
                               (principal financial officer)

-------------------------      Senior Vice President and       --------------, 1999
Terrance R. Dolan              Controller
                               (principal accounting officer)

/s/ Linda L. Ahlers            Director                        June 14       , 1999
-------------------------                                      --------------
Linda L. Ahlers

/s/ Harry L. Bettis            Director                        June 16       , 1999
-------------------------                                      --------------
Harry L. Bettis

/s/ Arthur D. Collins, Jr.     Director                        June 14       , 1999
-------------------------                                      --------------
Arthur D. Collins, Jr.

/s/ Peter H. Coors             Director                        June 14       , 1999
-------------------------                                      --------------
Peter H. Coors


/s/ Robert L. Dryden           Director                        June 11       , 1999
-------------------------                                      --------------
Robert L. Dryden

/s/ Joshua Green III           Director                        May 11        , 1999
-------------------------                                      --------------
Joshua Green III

/s/ Delbert W. Johnson         Director                                      , 1999
-------------------------                                      --------------
Delbert W. Johnson

/s/ Joel W. Johnson            Director                        June 14       , 1999
-------------------------                                      --------------
Joel W. Johnson

/s/ Jerry W. Levin             Director                        June 15       , 1999
-------------------------                                      --------------
Jerry W. Levin

/s/ Edward J. Phillips         Director                        June 14       , 1999
-------------------------                                      --------------
Edward J. Phillips

/s/ Paul A. Redmond            Director                                      , 1999
-------------------------                                      --------------
Paul A. Redmond

/s/ Richard G. Reiten          Director                        June 11       , 1999
-------------------------                                      --------------
Richard G. Reiten

/s/ S. Walter Richey           Director                                      , 1999
-------------------------                                      --------------
S. Walter Richey

/s/ Warren R. Staley           Director                        June 14       , 1999
-------------------------                                      --------------
Warren R. Staley